Exhibit 99.1

Catalent Stockholders Approve Transaction with Novo Holdings

SOMERSET, N.J. – May 29, 2024- Catalent, Inc. (“Catalent,” NYSE: CTLT), a leader in enabling the development and supply of better treatments for patients worldwide, today announced that, at its Special Meeting of Stockholders (the “Special Meeting”) held earlier today, its stockholders voted to approve the pending transaction under which Novo Holdings A/S (“Novo Holdings”) will acquire all outstanding shares of Catalent for $63.50 per share in cash (the “Merger”).

“Today’s outcome represents an important milestone towards the closing of this transaction, and we thank our stockholders for their overwhelming support and their confidence in the future of Catalent,” said Alessandro Maselli, President and Chief Executive Officer of Catalent. “Following the closing of the transaction, we look forward to writing the next chapter for Catalent, benefiting from Novo Holdings’ expertise and resources as we continue to be a global leading independent CDMO, developing, manufacturing and supplying products that help people live better and healthier lives.”

Based on the preliminary count of the voting results from today’s Special Meeting, Catalent stockholders voted to approve the transaction with 99.2% of ballots cast in favor of the proposed transaction. Catalent anticipates filing the final voting results for its Special Meeting in a Form 8-K with the Securities and Exchange Commission, after certification by Catalent’s inspector of elections.

The transaction is expected to close towards the end of calendar year 2024, subject to customary closing conditions, including receipt of required regulatory approvals. The transaction is not subject to any financing contingency.

About Catalent

Catalent, Inc. is a global leader in enabling pharma, biotech, and consumer health partners to optimize product development, launch, and full life-cycle supply for patients around the world. With broad and deep scale and expertise in development sciences, delivery technologies, and multi-modality manufacturing, Catalent is a preferred industry partner for personalized medicines, consumer health brand extensions, and blockbuster drugs. Catalent helps accelerate over 1,500 partner programs and launch over 150 new products every year. Its flexible manufacturing platforms at over 50 global sites supply approximately 70 billion doses of nearly 8,000 products annually. Catalent’s expert workforce of nearly 18,000 includes more than 3,000 scientists and technicians. Headquartered in Somerset, New Jersey, the company generated nearly $4.3 billion in revenue in its 2023 fiscal year.

Forward-Looking Statements

This press release and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of the closing and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining antitrust and other regulatory approvals and clearances, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Merger; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the Merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the Securities and Exchange Commission (“SEC”); and (xvii) the risks and uncertainties that are described in the definitive proxy statement filed with the SEC on April 15, 2024 (the “Proxy Statement”). These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, actions of governmental authorities, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Contacts:

Investor Contact:

Paul Surdez

+1 (732) 537-6325

investors@catalent.com

Media Contact:

Laura Hortas

+1(609) 240-7025

media@catalent.com